SUPPLEMENT DATED MAY 19, 1998
                     TO THE PROSPECTUS DATED MAY 1, 1998 OF

                           WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Growth Fund
                          WPG Quantitative Equity Fund
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         The Managing Directors of Weiss, Peck & Greer, L.L.C., the Funds'
investment adviser ("WPG"), have entered into an agreement with Robeco Group N.V. ("Robeco") pursuant to which WPG will become a wholly owned subsidiary of Robeco. The transaction is expected to close in August, 1998, subject to the satisfaction or waiver of certain conditions.

         Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to investment funds. Robeco is headquartered in Rotterdam, the Netherlands and currently has approximately 1,250 employees worldwide. As of May 1, 1998, Robeco and its affiliate, RoProperty
Services, B.V., had approximately $70 billion in assets under management of which $51 billion was managed by Robeco. Robeco is 50% owned by Rabobank Group, the only commercial bank in the world currently rated AAA by all four major rating agencies. Rabobank Group is a cooperative bank that is owned by a large number of local banks in the Netherlands. The remaining 50% interest in Robeco is owned indirectly by the shareholders of various investment funds advised by Robeco.

         The Funds' Boards of Trustees met on May 19, 1998 to consider various matters in connection with the proposed acquisition and to call special meetings of the Funds' shareholders. The Trustees voted unanimously to approve, and to recommend to each Fund's shareholders that they approve, the continued investment advisory relationship of each Fund with WPG, pursuant to new investment advisory agreements to be submitted to the Funds' shareholders at the special shareholder meetings to be held on July 29, 1998. In addition to the approval of new investment advisory agreements with WPG, shareholders will be asked to approve other matters described in a proxy statement. The proxy statement is expected to be mailed to shareholders in the beginning of June, 1998. Shareholders of record on June 1, 1998 will be entitled to vote their shares at the special meeting of shareholders for their Fund. NONE OF THE PROPOSALS TO BE SUBMITTED AT THE SPECIAL MEETINGS OF SHAREHOLDERS WILL REQUEST AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION IS NOT EXPECTED TO RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

         Should you have any questions regarding the proposed transaction, please call WPG at 1-800-223- 3332.